UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number  811-21237

                                Unified Series Trust
(Exact name of registrant as specified in charter)

2960 N. Meridian Street, Suite 300
Indianapolis, IN    46208
(Address of principal executive offices)   (Zip code)

Robert W. Silva
Huntington Asset Services, Inc.
2960 N. Meridian St. Suite 300
Indianapolis, IN 46208
(Name and address of agent for service)

Registrant's telephone number, including area code:    317-917-7000

Date of fiscal year end:  06/30

Date of reporting period:  06/30/12

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

IMS Capital Value Fund IMS Strategic Income Fund IMS Dividend Growth Fund

Annual Report

June 30, 2012

Fund Advisor:

IMS Capital Management, Inc.
8995 S.E. Otty Road
Portland, OR  97086

Toll Free (800) 934-5550

IMS Capital Value Fund
Management’s Discussion and Analysis

Dear Fellow Shareholders,

The stock market has experienced extreme volatility over the past twelve months and continues to test the nerves of investors. The stocks of small and mid cap companies significantly underperformed large cap companies over the past year, as investors have increasingly sought the safety and comfort of large, dividend-paying companies. This shift in investor appetite for risk helped drive positive returns in the S&P 500 index, while the small cap and mid cap indexes posted negative returns. For example, during the one-year period ended June 30, 2012, the S & P 500 index, which is made up primarily of large company stocks, rose +5.43%, while the S & P Mid Cap 400 index fell -2.33%.

The IMS Capital Value Fund held a mixture of small and mid cap stocks during the period and was significantly underweighted in large cap, dividend-paying companies. Over the six months ended June 30, 2012 the IMS Capital Value Fund returned +4.17% and for the twelve-month period it returned -12.39%. The Fund’s benchmark, the S & P 500 index, returned +9.48% over the six-month period ended June 30, 2012, and over the twelve-month period it returned +5.43%.

While we were disappointed in the Fund’s short term performance relative to the benchmark, we also understand how substantially different the Fund’s holdings were. Large cap, dividend-paying companies drove the benchmark’s returns, while the IMS Capital Value Fund owned none of those types of companies.  We are also encouraged by the fact that over the long term, as in the last decade, the IMS Capital Value Fund has outperformed the S & P 500 index handily with an +81.61% cumulative return vs +67.83%.

In the last letter to shareholders, we correctly predicted a recovery in the housing market. This led us to invest in two home building stocks that posted significant gains over the past year.  D.R. Horton (DHI) has risen +59.55% since our original purchase and Lennar Corporation (LEN) has gained +39.36%.  Another significant contributor to the Fund’s performance was Zimmer Holdings (ZMH) which was up +35.24%.  Zimmer makes the hips, knees and other replacement parts that our aging baby boomer generation needs.   We see the trend being our friend going forward when it comes to owning companies that stand to benefit from the aging demographics of the U.S. population.  This is an area we continue to focus on with companies such as Service Corp. International (SCI), one of the world’s largest providers of funeral, burial, cremation services and related supplies.  The company has posted record sales and earnings for three years in a row, and it continues to be one of our favorite holdings.

Companies that detracted from the Fund’s performance over the last year seemed to be concentrated in two areas: basic materials and telecommunications.  Cliff’s Natural Resources (CLF), Alcoa (AA) and Joy Global (JOY) were down between -34% and -44% while Metro PCS (PCS), NII Holdings (NIHD) and Riverbed Technology (RVBD) fell between -53% and -64%.  If the economy starts to pick up steam again, we believe these companies could come roaring back.

Going forward we continue to focus on undervalued stocks that are seasoned, showing signs of positive business momentum. We tend to favor those that are positioned to benefit from an improving economy.  As the election uncertainty is removed in November, we expect the markets and the economy to get back to consistent growth again. We thank you for continuing to invest alongside us in the IMS Capital Value Fund as we focus on building wealth wisely.

Sincerely,

Carl W. Marker
Portfolio Manager
IMS Capital Value Fund

The performance quoted represents past performance, which does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted.  The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing.  Performance data current to the most recent month end may be obtained by calling Shareholder Services at 1-800-934-5550.

*    Return figures reflect any change in price per share and assume the reinvestment of all distributions.
** The S&P 500® Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The chart above assumes an initial investment of $10,000 made on June 30, 2002 and held through June 30, 2012. The chart also assumes reinvestment of all dividends and distributions on the reinvestment dates during the period. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

IMS Strategic Income Fund
Management’s Discussion and Analysis

Dear Fellow Shareholders,

The IMS Strategic Income Fund posted a 6-month return of +7.68% for the period ended June 30, 2012. The Barclay’s Capital Aggregate Bond Index, the Fund’s benchmark, returned +2.37%, over the same period. Over the 1-year period, the Fund returned -2.59% while its benchmark returned 7.47%.  The IMS Strategic Income Fund posted a return of +14.50%, per year, on average, over the last 3 years, compared to the Fund’s benchmark, which posted an average annual return of +6.93%.

We continue to be “strategic” in how we manage the Fund.  Our job is to find the best balance between high current monthly income and reasonable volatility. In the current low interest rate environment, we have chosen to underweight investment grade bonds.  These are the safest, highest quality bonds such as triple A-rated corporate bonds and U.S. treasuries.  The safest of these bonds currently yield about half the rate of inflation, or less than 1 ½%.   This strategy of under-weighting has worked well over the last three years as you can see from the figure above.  However, during temporary periods of great uncertainty and panic, when the classic “flight to quality” tends to occur, we expect our higher yield strategy to trail our benchmark, as it did over the 1-year period.

It is important to note that we currently have about 35% of the Fund’s assets invested in high quality, investment grade bonds.  In the future, when interest rates are significantly higher, we intend to own a much larger percentage.  At this time, investment grade yields are simply too low to justify a higher weighting.

About 82% of the Fund’s assets are currently invested in bonds, with the balance in income producing equity investments such as preferred stocks, income trusts and dividend-paying common stocks.

We are bullish on the U.S. economy and expect the moderate recovery that began in 2009 to continue gaining steam.  In an improving economy, high yield bonds tend to do better than investment grade bonds.  We are very conscious of the fact that interest rates are extremely low and that rising interest rates do pose a threat to bond prices.  It is with this in mind that we have chosen to focus on bonds with shorter maturities. While we do not anticipate a rising interest rate environment for at least a year or more, we realize things can change quickly.

As we approach our ten-year anniversary, we are proud of the fact that the IMS Strategic Income Fund has paid a dividend every month for nearly a decade now.  We thank you for investing alongside us in the IMS Strategic Income Fund as we continue building wealth wisely.

Sincerely,

Carl W. Marker
Portfolio Manager
IMS Strategic Income Fund

The performance quoted represents past performance, which does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling Shareholder Services at 1-800-934-5550.

*    Return figures reflect any change in price per share and assume the reinvestment of all distributions.
** The Barclays Capital Aggregate Bond Index is a widely-used indicator of the bond market.  The index is market capitalization-weighted and is made up of U.S. and foreign bonds that are primarily investment grade and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the investment company and may be obtained by calling the same number as above.  Please read it carefully before investing.

The chart above assumes an initial investment of $10,000 made on November 5, 2002 (commencement of Fund operations) and held through June 30, 2012. The chart also assumes reinvestment of all dividends and distributions on the reinvestment dates during the period. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

IMS Dividend Growth Fund
Management’s Discussion and Analysis

Dear Fellow Shareholders,

The stock market has experienced extreme volatility over the past twelve months.  The uncertainty of the weak U.S. economic recovery, the financial instability of several European countries and slowing growth in China caused an investor flight to quality.  Investors gravitated towards the safety of the large, high-quality, dividend-paying U.S. companies.  The stocks of small-cap, mid-cap and international companies significantly underperformed large-cap U.S. companies over the past year.  This shift in investor appetite for risk helped drive positive returns in the S&P 500 index, while the small-cap, mid-cap and international indexes posted negative returns.  For example, during the one-year period ended June 30, 2012, the S&P 500 index, which is made up primarily of large-cap, U.S. stocks, rose +5.43%, while the S&P 400 Mid Cap index fell -2.33%, the Russell 2000 small cap index dropped -2.08% and the MSCI EAFE international index fell -16.67%.

The IMS Dividend Growth Fund held a mixture of small, mid and large-cap stocks, both domestic and international.  Over the last year, diversification in small-cap, mid-cap and international stocks did not happen to enhance returns vs. the mostly domestic, large-cap S&P 500 index.  Over the six months ended June 30, 2012 the IMS Dividend Growth Fund returned +4.33% and for the twelve-month period it returned +0.86%.  The Fund’s benchmark, the S&P 500 index, returned +9.48% over the six-month period ended June 30, 2012, and over the twelve-month period it returned +5.43%.

While we were pleased that the Fund posted positive returns for each period, the returns were disappointing relative to the Fund’s benchmark.  It is important to understand how substantially the Fund’s holdings differ from the benchmark and how those differences detracted from performance over the period.

The Fund is very well diversified. As of June 30, 2012, about 32% of the Fund’s holdings were international and 68% were domestic.  In terms of size, over half the Fund’s assets (54%), were invested in small and mid-cap companies. Of the approximately 46% invested in large-cap stocks, 25% were large-cap U.S. companies and 21% in large-cap international companies.

In terms of sector weightings, our top three were technology, industrials and basic materials at 17.5%, 16.7% and 14.0% respectively.  These sectors are highly cyclical and therefore when the economy is improving they should perform well, and conversely, if the economy is slowing, these sectors will tend to underperform.  We are well-diversified however, across all ten of the major S&P sectors, with an average weighting of 7% in areas such as healthcare, financials and consumer staples. The companies we own are regularly raising their dividends and the average company yields over 5%.

Looking forward we see an improving economy and we have the Fund positioned accordingly. We believe that most of the companies in the Fund have unique franchises that should enable them to deliver strong earnings and raise their dividend payments over time.  As the election uncertainty is removed in November, and the global markets stabilize, we expect strong performances from many of our holdings.  We thank you for investing alongside us in the IMS Dividend Growth Fund as we continue focusing on building wealth wisely.

Sincerely,

Carl W. Marker
Portfolio Manager
IMS Dividend Growth Fund

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted.  The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing.  Performance data current to the most recent month end may be obtained by calling Shareholder Services at 1-800-934-5550.

*     Return figures reflect any change in price per share and assume the reinvestment of all distributions.
** The S&P 500® Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The chart above assumes an initial investment of $10,000 made on November 5, 2002 (commencement of Fund operations) and held through June 30, 2012. The chart also assumes reinvestment of all dividends and distributions on the reinvestment dates during the period. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Fund Holdings – (Unaudited)

   1As a percent of net assets.

The investment objective of the IMS Capital Value Fund is long-term growth from capital appreciation and, secondarily, income from dividends and interest. The Capital Value Fund invests primarily in the common stocks of mid-sized U.S. companies generally having a total market capitalization of $2 billion to $11 billion.

      1As a percent of net assets.

The investment objective of the IMS Strategic Income Fund is current income, and a secondary objective of capital appreciation. In pursuing its investment objectives, the Strategic Income Fund generally invests in corporate bonds, government bonds, dividend-paying common stocks, preferred and convertible preferred stocks, income trusts (including business trusts, oil royalty trusts and real estate investment trusts), money market instruments and cash equivalents. The Strategic Income Fund may also invest in structured products, such as reverse convertible notes, a type of structured note. Under normal circumstances, the Strategic Income Fund will invest at least 80% of its assets in dividend paying or other income producing securities.

Fund Holdings – (Unaudited) - continued

   1As a percent of net assets.

The investment objective of the IMS Dividend Growth Fund is long-term growth from capital appreciation and dividends. The Dividend Growth Fund invests primarily in a diversified portfolio of dividend–paying common stocks. The Dividend Growth Fund’s advisor, IMS Capital Management, Inc., employs a selection process designed to include small-, mid- and large-cap companies with dividend yields and dividend growth rates that exceed the average of the S&P 500® Index.

Availability of Portfolio Schedules – (Unaudited)

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q.  The Funds’ Forms N-Q are available at the SEC’s website at www.sec.gov.  The Funds’ Forms N-Q may be reviewed and copied at the Public Reference Room in Washington, DC.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Summary of Funds’ Expenses – (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as short-term redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2012 through June 30, 2012).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant only to highlight your ongoing costs and do not reflect any transactional costs, such as short-term redemption fees.  Therefore, the second line is only useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds.  In addition, if these transactions costs were included, your costs would have been higher.

			Expenses Paid
IMS Funds	Beginning	Ending	During the Period*
	Account Value	Account Value	January 1, 2012 -
	January 1, 2012	June 30, 2012	June 30, 2012

Capital Value Fund

Actual	$1,000.00	$1,042.39	$9.15

Hypothetical**	$1,000.00	$1,015.91	$9.03

Strategic Income Fund

Actual	$1,000.00	$1,076.84	$10.29

Hypothetical**	$1,000.00	$1,014.96	$9.98

Dividend Growth Fund

Actual	$1,000.00	$1,044.35	$10.40

Hypothetical**	$1,000.00	$1,014.69	$10.25

* Expenses are equal to the Funds’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the partial year period). The annualized expense ratios for the Capital Value Fund, Strategic Income Fund, and the Dividend Growth Fund were 1.80%, 1.99%, and 2.05%, respectively.
** Assumes a 5% annual return before expenses.

IMS Capital Value Fund
Schedule of Investments
June 30, 2012

Common Stocks - 82.83%	Shares	Fair Value

Consumer Discretionary - 17.26%
DISH Network Corp. - Class A	25,200	$719,460
D.R. Horton, Inc.	49,100	902,458
Goodyear Tire & Rubber Co. / The (a)	49,000	578,690
H&R Block, Inc.	54,100	864,518
Hasbro, Inc.	27,700	938,199
Lennar Corp. - Class A	22,900	707,839
Newell Rubbermaid, Inc.	54,800	994,072
Service Corporation International	66,600	823,842
TRW Automotive Holdings Corp. (a)	11,500	422,740
		6,951,818

Consumer Staples - 2.48%
Dr. Pepper Snapple Group, Inc.	22,800	997,500

Energy - 10.70%
Denbury Resources, Inc. (a)	43,300	654,263
Diamond Offshore Drilling, Inc.	11,600	685,908
Energen Corp.	16,300	735,619
Helmerich & Payne, Inc.	17,600	765,248
Nabors Industries Ltd. (a)	47,900	689,760
Ultra Petroleum Corp. (a)	33,800	779,766
		4,310,564

Financials - 10.88%
First American Financial Corp.	48,900	829,344
First Niagra Financial Group, Inc.	101,500	776,475
Hartford Financial Services Group, Inc. / The	18,300	322,629
KeyCorp	110,400	854,496
TD Ameritrade Holding Corp.	46,300	787,100
Umpqua Holdings	61,800	813,288
		4,383,332

Health Care - 14.50%
Alere, Inc. (a)	29,600	575,424
Cooper Companies, Inc. / The	10,100	805,576
Hill-Rom Holdings, Inc.	19,500	601,575
Myriad Genetics, Inc. (a)	31,800	755,886
Omnicare, Inc.	24,000	749,520
Patterson Companies, Inc.	31,100	1,072,017
WellCare Health Plans, Inc. (a)	10,700	567,100
Zimmer Holdings, Inc.	11,100	714,396
		5,841,494

Industrials - 5.14%
Joy Global, Inc.	7,300	414,129
Republic Services, Inc.	26,200	693,252
Ryder System, Inc.	14,500	522,145
Southwest Airlines Co.	47,900	441,638
		2,071,164

See accompanying notes which are an integral part of these financial statements.

IMS Capital Value Fund
Schedule of Investments - continued
June 30, 2012

Common Stocks - 82.83% - continued	Shares	Fair Value

Information Technology - 12.38%
Broadcom Corp. - Class A	20,500	$692,900
Cypress Semiconductor Corp.	55,700	736,354
Jabil Circuit, Inc.	17,300	351,709
Juniper Networks, Inc. (a)	31,300	510,503
Lam Research Corp. (a)	16,900	637,806
Micron Technology, Inc. (a)	86,600	546,446
NVIDIA Corp. (a)	20,100	277,782
Paychex, Inc.	31,500	989,415
Riverbed Technology, Inc. (a)	15,200	245,480
		4,988,395

Materials - 4.91%
Alcoa, Inc.	66,750	584,062
Cliffs Natural Resources, Inc.	5,700	280,953
Cytec Industries, Inc.	9,100	533,624
Owens-Illinois, Inc. (a)	30,200	578,934
		1,977,573

Telecommunication Services - 2.05%
MetroPCS Communications, Inc. (a)	77,900	471,295
NII Holdings, Inc. (a)	34,500	352,935
		824,230

Utilities - 2.53%
TECO Energy, Inc.	56,400	1,018,585

TOTAL COMMON STOCKS (Cost $34,560,941)		33,364,655

Real Estate Investment Trusts - 1.91%

Weyerhaeuser Co.	34,500	771,420

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $710,861)		771,420

Money Market Securities - 13.84%

Federated Prime Obligations Fund - Institutional Shares, 0.17% (b)	5,576,672	5,576,672

TOTAL MONEY MARKET SECURITIES (Cost $5,576,672)		5,576,672

TOTAL INVESTMENTS (Cost $40,848,474) - 98.58%		$39,712,747

Other assets in excess of liabilities - 1.42%		570,704

TOTAL NET ASSETS - 100.00%		$40,283,451

(a) Non-income producing.
(b) Variable rate security; the rate shown represents the yield at June 30, 2012.

See accompanying notes which are an integral part of these financial statements.

IMS Strategic Income Fund
Schedule of Investments
June 30, 2012

Common Stocks - 7.96%	Shares	Fair Value

Consumer Discretionary - 0.00%
Bally Total Fitness Holding Corp. (a) (b) (c) (d)	459	$0

Consumer Staples - 4.12%
Eurofresh Holding Company, Inc. (a) (b) (c) (d)	14,706	0
H.J. Heinz, Inc.	8,600	467,668
Philip Morris International, Inc.	5,300	462,478
Kraft Foods, Inc.	12,200	471,164
		1,401,310

Energy - 1.27%
Pengrowth Energy Corp.	67,900	432,523

Industrials - 2.57%
Eaton Corp.	10,000	396,300
Republic Services, Inc.	18,100	478,926
		875,226

TOTAL COMMON STOCKS (Cost $2,964,627)		2,709,059

Preferred Securities - 5.50%

Eurofresh Holding Company, Inc. - Series A, 10.000% (a) (b) (c) (d)	147	22,050
GMX Resources, Inc. - Series B, 9.250%	49,250	721,513
Hilton Hotels Corp. - 8.000%	16,820	376,347
US Bancorp - Series G, 6.000%	27,500	752,950

TOTAL PREFERRED SECURITIES (Cost $4,670,006)		1,872,860

Warrants - 0.00%

Bally Total Fitness Holding Corp., expires 09/01/2014 (a) (b) (c) (d)	1,106	0

TOTAL WARRANTS (Cost $0)		0

	Principal
Corporate Bonds - 45.34%	Amount	Fair Value

AGY Holding Corp., 11.000%, 11/15/2014	850,000	386,750
American Casino and Entertainment Properties, LLC, 11.000%, 06/15/2014	545,000	574,975
Bank of America Corp., 9.000%, 04/16/2027 (e)	650,000	639,275
Beazer Homes USA, 6.875%, 07/15/2015	400,000	386,000
Bridgemill Finance, LLC, 8.000%, 07/15/2017 (b) (d) (f)	1,200,000	768,000
Chrysler Group, 8.000%, 06/15/2019	500,000	516,250
Chukchansi Economic Development Authority, 9.750%, 05/30/2020 (f)	1,235,000	1,000,350

See accompanying notes which are an integral part of these financial statements.

IMS Strategic Income Fund
Schedule of Investments - continued
June 30, 2012

	Principal
Corporate Bonds - 45.34% - continued	Amount	Fair Value

CKE Restaurants, Inc., 11.375%, 07/15/2018	272,000	$312,120
Clearwire Communications LLC, 12.000%, 12/01/2015 (f)	1,000,000	910,000
Cloud Peak Energy Resources LLC, 8.250%, 12/15/2017	500,000	520,000
Dean Foods Co., 7.000%, 06/01/2016	350,000	373,625
Edison Mission Energy, 7.750%, 06/15/2016	600,000	340,500
Edison Mission Energy, 7.000%, 05/15/2017	1,000,000	565,000
Gentiva Health Services, 11.500%, 09/01/2018	1,000,000	875,000
Goldman Sachs Group, Inc., 6.250%, 09/01/2017	610,000	663,969
International Lease Finance Corp., 7.125%, 09/01/2018 (f)	450,000	498,375
Marina District Finance, 9.500%, 10/15/2015	500,000	487,500
Morgan Stanley, 11.000%, 03/25/2031 (e)	600,000	552,000
Morgan Stanley, 9.000%, 06/30/2031 (e)	900,000	835,920
NG Pipe Company LLC, 7.119%, 12/15/2017 (f)	350,000	351,750
O&G Leasing, LLC, 10.500%, 09/15/2013 (a) (b) (d) (f) (g)	1,530,000	1,132,200
Pitney Bowes, Inc., 6.250%, 03/15/2019	500,000	527,437
Plaza Orlando Condo Association, Inc., 5.500%, 05/15/2031 (a) (b) (d) (f) (g)	252,000	134,064
Reddy Ice Corp., 11.250%, 03/15/2015	400,000	384,000
Rotech Healthcare, Inc., 10.500%, 03/15/2018	1,000,000	510,000
Thornton Drilling Co., 5.000%, 06/15/2018 (a) (b) (d) (f)	773,141	633,976
Zions Bancorp, 4.000%, 06/20/2016	550,000	549,075

TOTAL CORPORATE BONDS (Cost $18,170,058)		15,428,111

Reverse Convertible Bonds - 2.81%

Barclays Bank, PLC, 10.000%, 11/09/2012	500,000	455,800
Barclays Bank, PLC, 11.000%, 11/26/2012	500,000	500,050

TOTAL REVERSE CONVERTIBLE BONDS (Cost $1,000,000)		955,850

Municipal Bonds - 2.73%

Industry Urban Development Agency, 5.300%, 05/01/2015	400,000	402,176
Peralta California Community College District, 7.309%, 08/01/2031	460,000	525,003

TOTAL MUNICIPAL BONDS (Cost $922,794)		927,179

Foreign Bonds Denominated in US Dollars - 24.35%

Cash Store Financial Services, 11.500%, 01/31/2017 (f)	550,000	525,965
Ceagro Agricola, Ltd. 10.750%, 05/16/2016 (f)	800,000	765,464
China Lumena New Materials Corp., 12.000%, 10/27/2014 (f)	850,000	739,500
Credit Agricole SA, 8.375%, call date 10/13/2019 (e) (f) (h)	1,200,000	999,000
Grupo Posadas SAB de CV, 9.250%, 01/15/2015 (f)	740,000	658,600
Maxcom Telecommunicaciones SAB de CV, Series B, 11.000%, 12/15/2014	790,000	474,000
Newland International Properties Corp., 9.500%, 11/15/2014 (a) (f) (g)	700,000	371,000

See accompanying notes which are an integral part of these financial statements.

IMS Strategic Income Fund
Schedule of Investments - continued
June 30, 2012

	Principal
Foreign Bonds Denominated in US Dollars - 24.35% - continued	Amount	Fair Value

Petroleos de Venezuela SA, Series 2014, 4.900%, 10/28/2014	900,000	$776,250
Provincia de Buenos Aires, 9.625%, 04/18/2028 (f)	1,000,000	500,000
Republic of Argentina, 7.000%, 10/03/2015	400,000	310,600
Telefonica Emisiones SAU, 4.949%, 01/15/2015	500,000	472,977
Telefonos de Mexico SAB, 8.750%, 01/31/2016 (i)	624,790	650,444
UPM-Kymmene Oyj Corp., 7.450%, 11/26/2027 (f)	1,100,000	1,042,250

TOTAL FOREIGN BONDS DENOMINATED
IN US DOLLARS (Cost $9,505,288)		8,286,050

Money Market Securities - 3.57%	Shares	Fair Value

Federated Prime Obligations Fund - Institutional Shares, 0.17% (e)	1,213,684	1,213,684

TOTAL MONEY MARKET SECURITIES (Cost $1,213,684)		1,213,684

TOTAL INVESTMENTS (Cost $38,446,457) - 92.26%		$31,392,793

Other assets in excess of liabilities - 7.74%		2,633,627

TOTAL NET ASSETS - 100.00%		$34,026,420

(a) Non-income producing.
(b) This security is currently valued by the Advisor, according to fair value procedures approved by the Trust.
(c) Security received as part of a bankruptcy. Security is currently unregistered and restricted from sale.
(d) Security is illiquid at June 30, 2012, at which time the aggregate value of illiquid securities is $2,690,290 or 7.91%
of net assets.
(e) Variable rate security; the rate shown represents the yield at June 30, 2012.
(f) Security exempted from registration under Rule 144A of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(g) Issue is in default.
(h) Perpetual Bond - the bond has no maturity date.
(i) Security initially issued in Mexican Pesos and converted at time of acquisition to US Dollars.

See accompanying notes which are an integral part of these financial statements.

IMS Dividend Growth Fund
Schedule of Investments
June 30, 2012

Common Stocks - 99.95%	Shares	Fair Value

Consumer Discretionary - 9.04%
American Greetings Corp. - Class A	10,510	$153,656
Asia Entertainment & Resources, Ltd.	57,400	231,896
Collectors Universe, Inc.	11,900	174,692
Hasbro, Inc.	4,500	152,415
		712,659

Consumer Staples - 5.71%
British American Tobacco PLC (a)	2,100	214,452
Philip Morris International, Inc.	2,700	235,602
		450,054

Energy - 8.93%
ConocoPhillips	3,150	176,022
Marathon Oil Corp.	6,255	159,940
Royal Dutch Shell PLC (a)	2,400	161,832
Total SA (a)	3,057	137,412
YPF Sociedad Anonima (a)	5,525	68,234
		703,440

Financials - 6.97%
Federated Investors, Inc. - Class B	10,617	231,981
Fidelity National Financial, Inc. - Class A	12,300	236,898
Wells Fargo & Co.	2,400	80,256
		549,135

Health Care - 7.56%
Johnson & Johnson	2,480	167,549
National Healthcare Corp.	5,200	235,196
Sanofi (a)	5,100	192,678
		595,423

Industrials - 16.69%
Diana Containerships, Inc.	33,800	250,796
Healthcare Services Group, Inc.	11,300	218,994
Intersections, Inc.	9,750	154,538
Koninklijke Philips Electronics N.V. (b)	8,585	168,867
Siemens AG (a)	1,925	161,835
US Ecology, Inc.	10,250	181,835
Waste Management, Inc.	5,350	178,690
		1,315,555

See accompanying notes which are an integral part of these financial statements.

IMS Dividend Growth Fund
Schedule of Investments - continued
June 30, 2012

Common Stocks - 99.95% - continued	Shares	Fair Value

Information Technology - 19.49%
Analog Devices, Inc.	4,150	$156,331
Ituran Location and Control Ltd.	11,400	125,058
Lexmark International, Inc. - Class A	6,175	164,132
Linear Technology Corp.	5,387	168,775
Maxim Integrated Products, Inc.	6,700	171,788
Microchip Technology, Inc.	4,900	162,092
SAIC, Inc.	18,000	218,160
STMicroelectronics N.V. (b)	38,190	207,754
Telecom Corporation of New Zealand Ltd. (a)	17,173	161,941
		1,536,031

Materials - 13.96%
Newmont Mining Corp.	2,900	140,679
PPG Industries, Inc.	1,900	201,628
Quaker Chemical Corp.	4,500	207,945
RPM International, Inc.	7,595	206,584
Sealed Air Corp.	12,130	187,287
Southern Copper Corp.	4,952	156,038
		1,100,161

Telecommunication Services - 9.36%
China Mobile Limited (a)	3,800	207,746
Chorus Ltd. (a) (c)	1	7
Rogers Communications, Inc. - Class B	4,600	166,566
Telefonica S.A. (a)	14,707	192,662
Vodafone Group PLC (a)	6,062	170,827
		737,808

Utilities - 2.24%
Entergy Corp.	2,600	176,514

TOTAL COMMON STOCKS (Cost $7,957,149)		7,876,780

Money Market Securities - 0.03%

Federated Prime Obligations Fund - Institutional Shares, 0.17% (d)	2,414	2,414

TOTAL MONEY MARKET SECURITIES (Cost $2,414)		2,414

TOTAL INVESTMENTS - LONG - (Cost $7,959,563) - 99.98%		$7,879,194

TOTAL WRITTEN OPTIONS - (Premiums Received $12,399) - (0.05)%		$(3,975)

Other assets in excess of liabilities - 0.07%		5,576

TOTAL NET ASSETS - 100.00%		$7,880,795

All securities held are pledged as collateral for the Fund's line of credit.
(a) American Depositary Receipt.
(b) New York Registry.
(c) Non-income producing.
(d) Variable rate security; the rate shown represents the yield at June 30, 2012.

See accompanying notes which are an integral part of these financial statements.

IMS Dividend Growth Fund
Schedule of Written Options
June 30, 2012

Written Call Options - (0.05)%	Outstanding Contracts	Fair Value

Industrials - (0.05)%
Waste Management, Inc. / January 2013 / Strike $35.00 (a)	(53)	$(3,975)

TOTAL WRITTEN CALL OPTIONS (Premiums Received $12,399) - (0.05)%		$(3,975)

(a) The call contract has a multiplier of 100 shares.

See accompanying notes which are an integral part of these financial statements.

IMS Family of Funds

Statements of Assets and Liabilities
June 30, 2012

	IMS Capital	IMS Strategic	IMS Dividend
	Value Fund	Income Fund	Growth Fund

Assets
Investments in securities:
At cost	$40,848,474	$38,446,457	$7,959,563
At fair value	$39,712,747	$31,392,793	$7,879,194

Dividends receivable	46,165	88,208	13,207
Receivable for Fund shares purchased	105	-	-
Receivable for investments sold	690,483	2,185,132	267,228
Prepaid expenses	11,961	8,327	3,126
Interest receivable	367	440,995	8
Reclaims receivable	-	-	571
Total assets	40,461,828	34,115,455	8,163,334

Liabilities
Written call options at fair value (premiums
received $12,399)	-	-	3,975
Payable for investments purchased	-	-	151,595
Payable to Advisor (a)	39,269	34,727	9,465
Accrued expenses	21,948	26,008	20,016
Payable to administrator (a)	13,007	10,020	1,799
Payable for Fund shares redeemed	101,170	8,662	1,839
Payable to trustees and officers	1,338	4,632	249
Payable to custodian (a)	1,645	4,986	601
Line of credit	-	-	93,000
Total liabilities	178,377	89,035	282,539

Net Assets	$40,283,451	$34,026,420	$7,880,795

Net Assets consist of:
Paid in capital	$52,763,977	$79,475,662	$11,033,935
Accumulated undistributed net investment income (loss)	(131,520)	12,013	4,705
Accumulated net realized gain (loss) on investments	(11,213,279)	(38,407,331)	(3,085,900)
Net unrealized appreciation (depreciation) on:
Investment securities	(1,135,727)	(7,053,664)	(80,369)
Foreign currency	-	(260)	-
Written options	-	-	8,424

Net Assets	$40,283,451	$34,026,420	$7,880,795

Shares outstanding	2,686,715	5,594,191	809,572
(unlimited number of shares authorized, no par value)

Net asset value and offering
price per share	$14.99	$6.08	$9.73

Redemption price per share (b)	$14.92	$6.05	$9.68

(a) See Note 5 in the Notes to the Financial Statements.
(b) The redemption price per share reflects a redemption fee of 0.50% on shares redeemed within 90 days of purchase.

See accompanying notes which are an integral part of these financial statements.

IMS Family of Funds

Statements of Operations
For the Fiscal Year Ended June 30, 2012

	IMS Capital	IMS Strategic	IMS Dividend
	Value Fund	Income Fund	Growth Fund

Investment Income
Dividend income (net of foreign withholding tax of $0,	$666,818	$1,522,064	$378,217
$15,717 and $15,785, respectively)
Interest income	1,828	2,556,918	362
Total Income	668,646	4,078,982	378,579

Expenses
Investment Advisor fees (a)	574,994	431,521	103,755
Administration expenses	167,655	101,566	9,562
Transfer agent expenses (a)	48,865	16,095	19,862
Registration expenses	23,093	25,088	9,618
Audit expenses	15,513	20,546	15,342
Custodian expenses (a)	11,888	27,891	3,588
CCO expenses	13,052	10,338	2,385
Legal expenses	3,746	16,806	5,046
Trustee expenses	7,974	11,092	2,264
Printing expenses	5,567	7,025	4,308
Other expenses (overdraft fees)	3,926	7,893	200
Pricing expenses	2,568	5,026	2,845
Insurance expenses	2,794	3,470	2,003
Miscellaneous expenses	2,735	2,427	2,270
Line of credit expenses	1,750	1,750	1,750
Interest expenses	858	601	206
Total expenses	886,978	689,135	185,004
Less: Fees waived by Advisor (a)	-	-	(13,191)
Net expenses	886,978	689,135	171,813
Net Investment Income (Loss)	(218,332)	3,389,847	206,766

Realized & Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investment securities	(1,294,363)	(1,849,577)	360,373
Change in unrealized appreciation (depreciation)
on investment securities and foreign currency	(5,837,485)	(2,950,671)	(494,316)
Change in unrealized appreciation (depreciation)
on options contracts	-	-	8,424
Net realized and unrealized gain (loss)
on investment securities	(7,131,848)	(4,800,248)	(125,519)
Net Increase (Decrease) in Net Assets Resulting
from Operations	$(7,350,180)	$(1,410,401)	$81,247

(a) See Note 5 in the Notes to the Financial Statements.

See accompanying notes which are an integral part of these financial statements.

IMS Strategic Income Fund

Statement of Cash Flows
For the Fiscal Year Ended June 30, 2012

Increase/(Decrease) in Cash
Cash flows from operating activities:
Net increase in net assets resulting from operations	$(1,410,401)

Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Return of capital distributions received from REITs	59,926
Accretion of discount/Amortization of premium, net	(258,009)
Purchase of investment securities	(124,301,016)
Proceeds from disposition of long term securities	131,339,433
Purchases of short term securities, net	(625,712)
Increase in receivable for investments sold	(2,185,132)
Decrease in dividends and interest receivable	81,332
Increase in prepaid expenses	(130)
Decrease in reclaim receivable	1,403
Decrease in payable to Advisor	(9,103)
Decrease in accrued expenses and expenses payable	(21,986)
Net realized loss on investment securities	1,849,577
Change in unrealized appreciation (depreciation) on investments	2,950,671
Net cash provided by operating activities	7,470,853

Cash flows from financing activities:
Proceeds from shares purchased	6,719,950
Amount paid for shares redeemed	(13,808,423)
Cash distributions paid	(382,380)
Net cash used in financing activities	(7,470,853)

Net change in cash	$-

Cash balance at June 30, 2011	$-
Cash balance at June 30, 2012	$-

* Non cash financing activities not included herein consist of reinvestment of dividends of $2,950,444 and redemptions payable of $8,662.
* Interest paid by the Fund for outstanding balances on the line of credit amounted to $601.

See accompanying notes which are an integral part of these financial statements.

IMS Capital Value Fund

Statements of Changes in Net Assets

	Year ended	Year ended
	June 30, 2012	June 30, 2011
Increase (Decrease) in Net Assets due to:
Operations
Net investment income (loss)	$(218,332)	$(432,724)
Net realized gain (loss) on investment securities	(1,294,363)	13,960,421
Change in unrealized appreciation (depreciation) on
investment securities	(5,837,485)	4,548,526
Net increase in net assets resulting from operations	(7,350,180)	18,076,223

Capital Share Transactions
Proceeds from shares purchased	2,995,275	2,989,231
Reinvestment of distributions	-	-
Amount paid for shares redeemed	(14,874,929)	(19,088,713)
Proceeds from redemption fees	4,063	470
Net increase (decrease) in net assets resulting
from share transactions	(11,875,591)	(16,099,012)
Total Increase (Decrease) in Net Assets	(19,225,771)	1,977,211

Net Assets
Beginning of year	59,509,222	57,532,011

End of year	$40,283,451	$59,509,222

Accumulated undistributed net investment income (loss)
included in net assets at end of year	$(131,520)	$-

Capital Share Transactions
Shares purchased	195,690	188,004
Shares issued in reinvestment of distributions	-	-
Shares redeemed	(986,561)	(1,245,040)

Net increase (decrease) in capital shares	(790,871)	(1,057,036)

See accompanying notes which are an integral part of these financial statements.

IMS Strategic Income Fund

Statements of Changes in Net Assets

	Year ended	Year ended
	June 30, 2012	June 30, 2011
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$3,389,847	$3,860,956
Net realized gain (loss) on investment securities	(1,849,577)	(2,473,336)
Change in unrealized appreciation (depreciation)
on investment securities and foreign currency	(2,950,671)	4,895,162
Net increase in net assets resulting from operations	(1,410,401)	6,282,782

Distributions
From net investment income	(3,282,175)	(3,601,569)
Return of capital	(50,649)	(189,312)
Total distributions	(3,332,824)	(3,790,881)

Capital Share Transactions
Proceeds from shares purchased	6,712,725	7,732,449
Reinvestment of distributions	2,950,444	3,398,961
Amount paid for shares redeemed	(13,819,822)	(13,053,887)
Proceeds from redemption fees	2,737	3,257
Net increase (decrease) in net assets resulting
from share transactions	(4,153,916)	(1,919,220)
Total Increase (Decrease) in Net Assets	(8,897,141)	572,681

Net Assets
Beginning of year	42,923,561	42,350,880

End of year	$34,026,420	$42,923,561

Accumulated undistributed net investment income
included in net assets at end of year	$12,013	$36,615

Capital Share Transactions
Shares purchased	1,078,780	1,130,132
Shares issued in reinvestment of distributions	479,641	498,876
Shares redeemed	(2,194,100)	(1,913,895)

Net increase (decrease) in capital shares	(635,679)	(284,887)

See accompanying notes which are an integral part of these financial statements.

IMS Dividend Growth Fund

Statements of Changes in Net Assets

	Year ended	Year ended
	June 30, 2012	June 30, 2011
Increase in Net Assets due to:
Operations
Net investment income	$206,766	$142,297
Net realized gain (loss) on investment securities	360,373	1,199,391
Change in unrealized appreciation (depreciation) on
investment securities and written options	(485,892)	923,943
Net increase in net assets resulting from operations	81,247	2,265,631

Distributions
From net investment income	(171,284)	(125,874)
Total distributions	(171,284)	(125,874)

Capital Share Transactions
Proceeds from shares purchased	2,101,256	1,607,712
Reinvestment of distributions	171,098	125,778
Amount paid for shares redeemed	(2,923,447)	(5,474,840)
Proceeds from redemption fees	341	471
Net increase (decrease) in net assets resulting
from share transactions	(650,752)	(3,740,879)
Total Increase (Decrease) in Net Assets	(740,789)	(1,601,122)

Net Assets
Beginning of year	8,621,584	10,222,706

End of year	$7,880,795	$8,621,584

Accumulated undistributed net investment income
included in net assets at end of year	$4,705	$14,505

Capital Share Transactions
Shares purchased	218,211	172,032
Shares issued in reinvestment of distributions	17,858	13,727
Shares redeemed	(301,814)	(599,376)

Net increase (decrease) in capital shares	(65,745)	(413,617)

See accompanying notes which are an integral part of these financial statements.

IMS Capital Value Fund

Financial Highlights
For a Fund share outstanding throughout each period

	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2012		June 30, 2011	June 30, 2010	June 30, 2009	June 30, 2008

Selected Per Share Data
Net asset value, beginning of year	$17.11		$12.69	$11.20	$18.26	$22.83

Income from investment operations
Net investment income (loss)	(0.07)	(a)	(0.12)	(0.04)	0.04	(0.02)
Net realized and unrealized gain (loss)
on investments	(2.05)		4.54	1.58	(5.46)	(3.62)
Total from investment operations	(2.12)		4.42	1.54	(5.42)	(3.64)

Less Distributions to shareholders:
From net investment income	-		-	(0.05)	-	-
From net realized gain	-		-	-	(1.64)	(0.93)
Total distributions	-		-	(0.05)	(1.64)	(0.93)

Paid in capital from redemption fees (b)	-		-	-	-	-

Net asset value, end of year	$14.99		$17.11	$12.69	$11.20	$18.26

Total Return (c)	-12.39%		34.83%	13.72%	-29.20%	-16.18%

Ratios and Supplemental Data
Net assets, end of year (000)	$40,283		$59,509	$57,532	$74,076	$134,805
Ratio of expenses to average net assets	1.87%		1.85%	1.78%	1.67%	1.51%
Ratio of net investment income (loss) to
average net assets	(0.46)%		(0.71)%	(0.31)%	0.32%	(0.11)%
Portfolio turnover rate	98.21%		126.11%	14.75%	16.04%	45.94%

(a) Per share net investment income has been calculated using the average shares method.
(b) Redemption fees resulted in less than $0.005 per share.
(c) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

See accompanying notes which are an integral part of these financial statements.

IMS Strategic Income Fund

Financial Highlights
For a Fund share outstanding throughout each period

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2012	June 30, 2011	June 30, 2010	June 30, 2009	June 30, 2008

Selected Per Share Data
Net asset value, beginning of year	$6.89	$6.50	$5.34	$8.88	$11.44

Income from investment operations
Net investment income (loss)	0.62	0.62	0.56	0.67	0.88
Net realized and unrealized gain (loss)
on investments	(0.82)	0.38	1.17	(3.51)	(2.32)
Total from investment operations	(0.20)	1.00	1.73	(2.84)	(1.44)

Less Distributions to shareholders:
From net investment income	(0.60)	(0.58)	(0.56)	(0.69)	(0.89)
From net realized gain	-	-	-	-	(0.23)
Tax return of capital	(0.01)	(0.03)	(0.01)	(0.01)	-
Total distributions	(0.61)	(0.61)	(0.57)	(0.70)	(1.12)

Paid in capital from redemption fees (a)	-	-	-	-	-

Net asset value, end of year	$6.08	$6.89	$6.50	$5.34	$8.88

Total Return (b)	-2.59%	15.88%	32.97%	-32.44%	-13.33%

Ratios and Supplemental Data
Net assets, end of year (000)	$34,026	$42,924	$42,351	$33,877	$81,981
Ratio of expenses to average net assets	2.01%	1.97%	2.01%	1.77%	1.59%
Ratio of expenses to average net assets
before waiver & reimbursement	2.01%	1.97%	2.01%	1.83%	1.59%
Ratio of net investment income to
average net assets	9.90%	9.05%	8.98%	10.58%	8.76%
Ratio of net investment income to
average net assets before waiver &
reimbursement	9.90%	9.05%	8.98%	10.52%	8.76%
Portfolio turnover rate	392.81%	400.03%	467.90%	91.23%	53.00%

(a) Redemption fees resulted in less than $0.005 per share in each period.
(b) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

See accompanying notes which are an integral part of these financial statements.

IMS Dividend Growth Fund

Financial Highlights
For a Fund share outstanding throughout each period

	Year Ended		Year Ended	Year Ended	Year Ended		Year Ended
	June 30, 2012		June 30, 2011	June 30, 2010	June 30, 2009		June 30, 2008

Selected Per Share Data
Net asset value, beginning of year	$9.85		$7.93	$7.38	$11.29		$14.33

Income from investment operations
Net investment income (loss)	0.25		0.15	0.10	0.08		0.25
Net realized and unrealized gain (loss)
on investments	(0.17)		1.90	0.55	(3.11)		(1.98)
Total from investment operations	0.08		2.05	0.65	(3.03)		(1.73)

Less Distributions to shareholders:
From net investment income	(0.20)		(0.13)	(0.10)	(0.20)		(0.23)
From net realized gain	-		-	-	(0.68)		(1.08)
Tax return of capital	-		-	-	-	(a)	-
Total distributions	(0.20)		(0.13)	(0.10)	(0.88)		(1.31)

Paid in capital from redemption fees (b)	-		-	-	-		-

Net asset value, end of year	$9.73		$9.85	$7.93	$7.38		$11.29

Total Return (c)	0.86%		25.91%	8.71%	-26.27%		-12.84%

Ratios and Supplemental Data
Net assets, end of year (000)	$7,881		$8,622	$10,223	$10,362		$18,123
Ratio of expenses to average net assets	2.09%	(d)	2.66%	2.59%	2.28%		1.89%
Ratio of expenses to average net assets
before waiver & reimbursement	2.25%		2.66%	2.59%	2.28%		1.89%
Ratio of net investment income to
average net assets	2.51%	(d)	1.48%	1.21%	0.65%		2.08%
Ratio of net investment income to
average net assets before waiver &
reimbursement	2.35%		1.48%	1.21%	0.65%		2.08%
Portfolio turnover rate	47.08%		161.85%	129.66%	45.66%		59.66%

(a) Distributions amounted to less than $0.005 per share.
(b) Redemption fees resulted in less than $0.005 per share in each period.
(c) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(d) Effective September 1, 2011, the Advisor agreed to waive fees to maintain Fund expenses at 1.95% (excluding brokerage fees and commissions;
borrowing costs, such as (a) interest and (b) dividend expenses on securities sold short; taxes; any indirect expenses, such as acquired fund fees and expenses; any 12b-1 fees; and extraordinary litigation expenses). Prior to that date, the Fund did not have an expense cap.

See accompanying notes which are an integral part of these financial statements.

IMS Family of Funds
Notes to the Financial Statements
June 30, 2012

NOTE 1.  ORGANIZATION

IMS Capital Value Fund (the “Value Fund”) was organized as a diversified series of Unified Series Trust (the “Trust”) on June 6, 2004. The IMS Strategic Income Fund (the “Income Fund”) was organized as a non-diversified series of the Trust on June 6, 2004. The IMS Dividend Growth Fund (the “Dividend Growth Fund”) was organized as a non-diversified series of the Trust on June 6, 2004.  Effective September 1, 2009, the Dividend Growth Fund adopted a diversification policy.  The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”).  The Trust Agreement permits the Board of Trustees of the Trust (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series.  The Value Fund was organized on July 25, 1996 and commenced operations on August 5, 1996.  The Income Fund and the Dividend Growth Fund were organized on September 30, 2002 and commenced operations on November 5, 2002. The Dividend Growth Fund changed its name from the IMS Strategic Allocation Fund effective September 1, 2009. The investment objective of the Value Fund is to provide long-term growth from capital appreciation and secondarily, income from dividends and interest.  The investment objective of the Income Fund is to provide current income and secondarily, capital appreciation. The investment objective of the Dividend Growth Fund is to provide long-term growth from capital appreciation and dividends. The investment advisor of each Fund is IMS Capital Management, Inc. (the “Advisor”).

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by each Fund in the preparation of its financial statements.

Securities Valuations – All investments in securities are recorded at their estimated fair value as described in Note 3.

Foreign Currency – Investment securities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. Reported net realized foreign exchange gains or losses arise from currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities.  Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reverse Convertible Notes - The Funds may invest in reverse convertible notes, which are short-term notes (i.e., with maturities of one year or less) that are linked to individual equity securities.  These notes make regular interest payments by the issuer, but also have a put option attached, giving the issuer the right to exercise that option only if the price of the related security drops below a stated price.

Structured notes, such as reverse convertible notes, are subject to a number of fixed income risks including general market risk, interest rate risk, as well as the risk that the issuer on the note may fail to make interest and/or principal payments when due, or may default on its obligations entirely. In addition, as a result of imbedded derivative features in these securities, structured notes generally are subject to more risk than investing in a simple note or bond issued by the same issuer.

IMS Family of Funds
Notes to the Financial Statements
June 30, 2012

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

Federal Income Taxes - The Funds make no provision for federal income or excise tax. The Funds intend to qualify each year as regulated investment companies (“RICs”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of their taxable income. The Funds also intend to distribute sufficient net investment income and net capital gains, if any, so that they will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Funds could incur a tax expense.

As of and during the fiscal year ended June 30, 2012, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the year ended June 30, 2012, the Funds did not incur any interest or penalties.  The Funds are not subject to examination by U.S. federal tax authorities for tax years prior to 2008.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis (as determined by the Board).

Security Transactions and Related Income - Each Fund follows industry practice and records security transactions on the trade date.  The first in, first out method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Dividend income from real estate investment trusts (REITS) and distributions from limited partnerships is recognized on the ex-date and included in dividend income. The calendar year-end classification of distributions received from REITS during the fiscal year are reported subsequent to year end; accordingly, the Funds estimate the character of REIT distributions based on the most recent information available.  Income or loss from limited partnerships is reclassified in the components of net assets upon receipt of K-1’s. Withholding taxes on foreign dividends have been provided for in accordance with each Fund’s understanding of the applicable country’s tax rules and rates. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. For bonds that miss a scheduled interest payment, after the grace period, all interest accrued on the bond is written off and no additional interest will be accrued. However, for illiquid bonds or those bonds fair valued by the Advisor, if the Advisor’s research indicates a high recovery rate in restructuring, and the Fund expects to hold the bond until the issue is restructured, past due interest may not be written off in its entirety. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country or region.

Purchasing Options - Each Fund may purchase and sell put and call options involving individual securities and market indexes. An option involves either (a) the right or the obligation to buy or sell a specific instrument at a specific price until the expiration date of the option, or (b) the right to receive payments or the obligation to make payments representing the difference between the closing price of a market index and the exercise price of the option expressed in dollars times a specified multiple until the expiration date of the option. Options are sold (written) on securities and market indexes. The purchaser of an option on a security pays the seller (the writer) a premium for the right granted but is not obligated to buy or sell the underlying security. The purchaser of an option on a market index pays the seller a premium for the right granted, and in return the seller of such an option is obligated to make the payment. Options are traded on organized exchanges and in the over-the-counter market.

The purchase of options involves certain risks. The purchase of options typically will limit a Fund’s potential loss to the amount of the premium paid and can afford the Fund the opportunity to profit from favorable movements in the price of an underlying security to a greater extent than if transactions were effected in the security directly. However, the purchase of an option could result in a Fund losing a greater percentage of its investment than if the transaction were effected directly.

IMS Family of Funds
Notes to the Financial Statements
June 30, 2012

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

Writing Options – Each Fund may write (sell) covered call options on common stocks in the Fund’s portfolio. A covered call option on a security is an agreement to sell a particular portfolio security if the option is exercised at a specified price, or before a set date. A Fund profits from the sale of the option, but gives up the opportunity to profit from any increase in the price of the stock above the option price, and may incur a loss if the stock price falls. Risks associated with writing covered call options include the possible inability to effect closing transactions at favorable prices and an appreciation limit on the securities set aside for settlement. When a Fund writes a covered call option, it will receive a premium, but it will give up the opportunity to profit from a price increase in the underlying security above the exercise price as long as its obligation as a writer continues, and it will retain the risk of loss should the price of the security decline. The Funds will only engage in exchange-traded options transactions.

Each Fund may write (sell) put options, including “out of the money” put options. When a Fund writes (sells) put options, the Fund receives the option premium, but will lose money if a decrease in the value of the security or index causes the Fund’s costs to cover its obligations upon exercise to increase to a level that is higher than the option premium the Fund received. Each Fund will sell a put option only if the obligation taken on by the sale of the put is “covered,” either 1) by maintaining a cash reserve or an investment in a money market fund equal to the amount necessary to purchase the underlying security if exercised, 2) by owning another put option with the same or a later expiration date and the same or a higher strike price, or 3) by owning another put option with the same or a later expiration date and a lower strike price in addition to cash equal to the difference between the strike price of the sold put and the strike price of the purchased put.

Dividends and Distributions - The Income Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on a monthly basis. The Value Fund and Dividend Growth Fund intend to distribute substantially all of their net investment income as dividends to their shareholders on at least an annual basis. Each Fund intends to distribute its net realized long-term capital gains and its net realized short-term capital gains at least once a year. Dividends to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Funds.

For the year ended June 30, 2012, the Funds made the following reclassifications to increase/(decrease) the components of net assets:

		Accumulated	Accumulated
		Undistributed	Net Realized
		Net Investment	Gain (Loss) on
	Paid in Capital	Income	Investments
Value Fund	$(86,812)	$86,812	$-

Income Fund	(50,888)	(81,625)	132,513

Dividend Growth Fund	(19)	(45,282)	45,301

NOTE 3.  SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. U.S. Generally Accepted Accounting Principles (“GAAP”) establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

IMS Family of Funds
Notes to the Financial Statements
June 30, 2012

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value such as pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable.  Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical securities

•
Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive  market,  quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including each Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities, including common stock, real estate investment trusts, warrants, and preferred securities, are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices more accurately reflect the fair value of such securities.  Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price.  Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price.  Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price.  When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Sometimes, an equity security owned by a Fund will be valued by the pricing service with factors other than market quotations or when the market is considered inactive. When this happens, the security will be classified as a Level 2 security. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when certain restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review by the Board. These securities will be categorized as Level 3 securities. The Advisor has used inputs such as the financial condition of underlying issuers, anticipated restructuring settlements, and expected liquidation proceeds in determining the fair value of such Level 3 securities.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the funds. These securities will be categorized as Level 1 securities.

IMS Family of Funds
Notes to the Financial Statements
June 30, 2012

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

Fixed income securities such as corporate bonds, municipal bonds, reverse convertible bonds, and foreign bonds denominated in U.S. dollars, when valued using market quotations in an active market, will be categorized as Level 1 securities. However, they may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices more accurately reflect the fair value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. These securities will generally be categorized as Level 2 securities. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when certain restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board. These securities will be categorized as Level 3 securities.

The Advisor has used inputs such as evaluated broker quotes in inactive markets, actual trade prices in inactive markets, present value of expected future cash flows, terms of expected bond restructurings, multiples of earnings, and yields on similar securities in determining the fair value of such Level 3 securities.

Short-term investments in fixed income securities (those with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity), are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. These securities will be classified as Level 2 securities.

In accordance with the Trust’s good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Advisor’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Advisor is aware of any other data that calls into question the reliability of market quotations.  Good faith pricing may also be used in instances when the bonds the Funds invest in may default or otherwise cease to have market quotations readily available.

The Pricing Committee of the Board is charged with monitoring the fair valuation policies of the Trust. Huntington Asset Services, Inc. (the Trust’s service provider) has established the Valuation Review Committee (“VRC”) to assist in monitoring all securities that are manually priced. After deciding that a security should be priced using unobservable inputs, the Advisor is required to complete a worksheet that indicates a) the reason for pricing the security using unobservable inputs and b) the fair valuation methods and justification for using them. The VRC will analyze the Advisor’s reasons for using unobservable inputs and also analyze the methods used for reasonableness. The VRC generally meets on a weekly basis to review any new manually priced securities as well as to confirm that existing fair valuation methods continue to be valid and reasonable. On a quarterly basis, the Pricing Committee of the Board reviews reports of securities that were manually priced during the quarter and the Advisor’s fair valuation worksheets. Based on its review, the Pricing Committee determines whether to ratify fair value pricing methodologies.

IMS Family of Funds
Notes to the Financial Statements
June 30, 2012

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

The following is a summary of the inputs used to value the Value Fund’s investments as of June 30, 2012:

	Valuation Inputs
Investments	Level 1 - Quoted Prices in Active Markets	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Common Stocks*	$33,364,655	$-	$-	$33,364,655

Real Estate Investment Trusts	771,420	-	-	771,420

Money Market Securities	5,576,672	-	-	5,576,672

Total	$39,712,747	$-	$-	$39,712,747

The Value Fund did not hold any investments at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. The Value Fund did not hold any derivative instruments during the reporting period.  During the fiscal year ended June 30, 2012, there were no transfers between levels.  The Value Fund recognizes transfers between fair value hierarchy levels at the end of the reporting period.

The following is a summary of the inputs used to value the Income Fund’s investments as of June 30, 2012:

	Valuation Inputs
Investments	Level 1 - Quoted Prices in Active Markets	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Common Stocks*	$2,709,059	$-	$-	$2,709,059

Preferred Securities	1,850,810	-	22,050	1,872,860

Warrants**	-	-	-	-

Corporate Bonds	-	12,759,871	2,668,240	15,428,111

Reverse Convertible Bonds	-	955,850	-	955,850

U.S. Municipal Bonds	-	927,179	-	927,179

Foreign Bonds	-	8,286,050	-	8,286,050

Money Market Securities	1,213,684	-	-	1,213,684

Total	$5,773,553	$22,928,950	$2,690,290	$31,392,793

*Refer to the Schedule of Investments for industry classifications.
**The warrants held by the Fund are valued at $0, using Level 3 inputs, by the Advisor in conformity with guidelines adopted by and subject to review by the Board.

IMS Family of Funds
Notes to the Financial Statements
June 30, 2012

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value for the Income Fund:

	Balance as of June 30, 2011	Realized gain (loss)	Amortization	Change in unrealized appreciation (depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of June 30, 2012
Common Stocks	$3,677	$-	$-	$(3,677)	$-	$-	$-	$-	$-
Preferred Securities	117,600	-	-	(95,550)	-	-	-	-	22,050
Corporate Bonds	3,679,178	(418,431)	(1,484)	198,592	807,866	(1,597,481)	-	-	2,668,240
Certificates of Deposit	20,515	(375,165)	-	375,471	-	(20,821)	-	-	-
Total	$3,820,970	$(793,596)	$(1,484)	$474,836	$807,866	$(1,618,302)	$-	$-	$2,690,290

The following is a quantitative summary of the techniques and inputs used to fair value the Level 3 securities as of June 30, 2012:

Quantitative information about Level 3 fair value measurements

	Fair value at
	6/30/2012	Valuation technique(s)	Unobservable input	Range

Common Stock	$-	Market comparable companies	EBITDA multiple	7.9

Warrants	$-	Market based	out of money option on worthless stock	-

Preferred Securities	$22,050	Market comparable companies	EBITDA multiple	7.9

Corporate bonds	$2,668,240	Discounted market	discounted for time since last trade	9%
		Discounted cash flow	discount rate	11.1% - 14.4% (13.9%)
			number of payments	31
			frequency of payments	quarterly

The significant unobservable input used in the fair value measurement of the Income Fund’s common stock and preferred securities is the EBITDA multiple. A significant increase in this input in isolation would result in a significantly higher fair valuation measurement; a significant decrease in this input in isolation would result in a significantly lower fair value measurement.

The significant unobservable inputs used in the fair value measurement of the Income Fund’s corporate bonds are the discount for time since the last trade, and the discount rate, the number of payments, and the frequency of the payments inherent in the discounted cash flow models used. As the discount rate for time since last trade increases or decreases, the fair valuation measurement will move in a directionally-opposite direction. As it relates to those securities fair valued using cash flow models, a significant increase or decrease in the discount rate used will result in a directionally-opposite change in fair value measurement; a significant increase or decrease in the frequency of payments will result in a directionally-similar move in fair value measurement; whereas a significant increase or decrease in the number of payments would result in a directionally-opposite move in fair value measurement.

IMS Family of Funds
Notes to the Financial Statements
June 30, 2012

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

The total change in unrealized appreciation (depreciation) attributable to Level 3 investments still held at June 30, 2012 was $69,469 as shown below.

Total Change in Unrealized Appreciation (Depreciation)

Common Stocks	$(3,677)

Preferred Securities	(95,550)

Corporate Bonds	168,696

Total	$69,469

The Income Fund did not hold any derivative instruments during the year ended June 30, 2012. The Fund had no transfers between any levels at any time during the reporting period.  The Income Fund recognizes transfers between fair value hierarchy levels at the end of the reporting period.

The following is a summary of the inputs used to value the Dividend Growth Fund’s investments as of
June 30, 2012:

	Valuation Inputs
Investments	Level 1 - Quoted Prices in Active Markets	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Common Stocks*	$7,876,780	$-	$-	$7,876,780

Money Market Securities	2,414	-	-	2,414

Total	$7,879,194	$-	$-	$7,879,194

*Refer to the Schedule of Investments for industry classifications.

	Valuation Inputs
Liabilities	Level 1 - Quoted Prices in Active Markets	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Options Contracts	$(3,975)	$-	$-	$(3,975)

Total	$(3,975)	$-	$-	$(3,975)

The Dividend Growth Fund did not hold any investments at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. During the fiscal year ended June 30, 2012, there were no transfers between levels.  The Dividend Growth Fund recognizes transfers between fair value hierarchy levels at the end of the reporting period. See Note 4 for information related to the Fund’s investment in derivative transactions.

IMS Family of Funds
Notes to the Financial Statements
June 30, 2012

NOTE 4. DERIVATIVE TRANSACTIONS

Call options written are presented separately on the Statement of Assets and Liabilities as a liability at fair value and on the Statement of Operations under change in unrealized appreciation (depreciation) on options contracts, respectively. There were no realized gains or losses on written call options during the fiscal year ended June 30, 2012.

Please see the charts below for information regarding call options written for the Dividend Growth Fund.

Derivatives	Location of Derivatives on Statements of Assets & Liabilities
Written Call Options	Written call options at fair value	$3,975

Derivatives	Location of Gain (Loss) on Statements of Operations	Change in Unrealized Appreciation (Depreciation) on Derivatives
Equity Risk:
Written Call Options	Change in unrealized gain (loss) on investment securities	$8,424

Transactions in written options by the Dividend Growth Fund during the year ended June 30, 2012, were as follows:

	Number of Contracts	Premiums Received
Options outstanding at June 30, 2011	-	$-
Options written	53	12,399
Options outstanding at June 30, 2012	53	$12,399

NOTE 5. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Effective September 1, 2011, the Advisor contractually has agreed to waive its management fee and/or reimburse expenses so that total annual fund operating expenses (excluding brokerage fees and commissions; borrowing costs, such as (a) interest and (b) dividend expenses on securities sold short; taxes; any indirect expenses, such as acquired fund fees and expenses; any 12b-1 fees; and extraordinary litigation expenses) for the Dividend Growth Fund do not exceed 1.95% of the Fund’s average daily net assets through October 31, 2012, subject to the advisor’s right to recoup payments on a rolling three-year basis, so long as the payment would not exceed the 1.95% expense cap. This expense cap may not be terminated prior to October 31, 2012 except by the Board of Trustees.

IMS Family of Funds
Notes to the Financial Statements
June 30, 2012

NOTE 5. FEES AND OTHER TRANSACTIONS WITH AFFILIATES – continued

Under the terms of the respective management agreements (the “Agreements”), the Advisor manages each Fund’s investments subject to approval of the Board.  As compensation for its management services, the Funds are obligated to pay the Advisor a fee computed and accrued daily and paid monthly. Please see the chart below for information regarding the management fee rates, management fees earned, fee waivers, and expenses reimbursed during the fiscal year ended June 30, 2012, as well as amounts due to the Advisor at June 30, 2012.

	Value Fund	Income Fund	Dividend Growth Fund

Management fee (as a percent of
average net assets)	1.21%	1.26%	1.26%

Expense limitation (as a precent
of average net assets)	N/A	N/A	1.95%

Management fees earned	$574,994	$431,521	$103,755

Fees waived and expenses reimbursed	$-	$-	$13,191

Payable to Advisor	$39,269	$34,727	$9,465

Each waiver or reimbursement by the Advisor is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the particular expense was incurred, provided that the Fund is able to make the repayment without exceeding the expense limitation in effect at the time the expense was waived or currently in effect, whichever is lower as described above.  The amounts subject to repayment by the Dividend Growth Fund, pursuant to the aforementioned conditions, at June 30, 2012 are as follows:

Subject to Repayment
Amount	Until June 30,
$13,191	2015

Each Fund retains Huntington Asset Services, Inc. (“Huntington”) to manage the Fund’s business affairs and provide the Fund with fund accounting, transfer agency, and administrative services, including all regulatory reporting and necessary office equipment and personnel. Certain officers of the Trust are members of management and/or employees of Huntington. Huntington operates as a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of Huntington National Bank, the custodian of the Funds’ investments (the “Custodian”).   A Trustee of the Trust is a member of management of the Custodian.

Please see the chart below for information regarding the fees earned by Huntington and the Custodian during the fiscal year ended June 30, 2012 and the amounts due to Huntington and the Custodian at June 30, 2012.

	Value Fund	Income Fund	Dividend Growth Fund

Administration expenses	$167,655	$101,566	$9,562

Reimbursement
of Transfer agent expenses	$48,865	$16,095	$19,862

Custodian expenses	$11,888	$27,891	$3,588

Payable to Huntington	$13,007	$10,020	$1,799

Payable to Custodian	$1,645	$4,986	$601

Foreside Distribution Services, LP (the “Distributor”) acts as the principal distributor of the Funds. There were no payments made to the Distributor by the Funds for the fiscal year ended June 30, 2012.

IMS Family of Funds
Notes to the Financial Statements
June 30, 2012

NOTE 6.  LINE OF CREDIT

During the fiscal year ended June 30, 2012, the IMS Funds each respectively entered into an agreement with The Huntington National Bank, the custodian of the Funds’ investments, to open secured lines of credit, all expiring on March 5, 2013; borrowings under these arrangements bear interest at LIBOR plus 1.500%. As of June 30, 2012, the Funds were paying 1.741% per year on outstanding balances. The Value Fund has a $1,000,000 bank line of credit and, as of the year ended June 30, 2012, the average borrowings and interest rate under the line of credit were $48,843 and 1.744%, respectively. The highest outstanding balance drawn by the Value Fund during the year was $998,250 at an interest rate of 1.743% per annum. The Strategic Income Fund has a $1,000,000 bank line of credit and, as of the year ended June 30, 2012, the average borrowings and interest rate under the line of credit were $13,537 and 1.744%, respectively. The highest outstanding balance drawn by the Strategic Income Fund during the year was $722,396 at an interest rate of 1.757% per annum. The Dividend Growth Fund has a $500,000 bank line of credit and, as of the year ended June 30, 2012, the average borrowings and interest rate under the line of credit were $17,303 and 1.744%, respectively. The highest outstanding balance drawn by the Dividend Growth Fund during the year was $498,000 at an interest rate of 1.741% per annum.

NOTE 7.  INVESTMENTS

For the fiscal year ended June 30, 2012, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations were as follows:

	Value	Income	Dividend Growth
	Fund	Fund	Fund
Purchases
U.S. Government Obligations	$-	$-	$-
Other	45,525,266	124,301,016	4,338,327
Sales
U.S. Government Obligations	$-	$-	$-
Other	59,895,723	131,339,433	3,798,717

As of June 30, 2012 the net unrealized appreciation (depreciation) of investments, including written options, for tax purposes was as follows:

	Value	Income	Dividend Growth
	Fund	Fund	Fund
Gross Appreciation	$3,017,509	$395,555	$739,583
Gross (Depreciation)	(4,272,713)	(7,462,844)	(874,405)

Net Appreciation (Depreciation)
on Investments	$(1,255,204)	$(7,067,289)	$(134,822)

Tax Cost	$40,967,951	$38,460,082	$8,010,041

IMS Family of Funds
Notes to the Financial Statements
June 30, 2012

NOTE 8.  ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 9.   BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940.  As of June 30, 2012, National Financial Securities Corp. (“National Financial”) held, for the benefit of its customers, 31.23% of the Value Fund and 29.13% of the Dividend Growth Fund. As a result, National Financial may be deemed to control the Value Fund and Dividend Growth Fund.  As of June 30, 2012, TD Ameritrade, Inc. (“Ameritrade”) held, for the benefit of its customers, 43.11% of the Dividend Growth Fund and 37.22% of the Income Fund.  As a result, Ameritrade may be deemed to control the Dividend Growth and Income Funds.

NOTE 10. DISTRIBUTIONS TO SHAREHOLDERS

Value Fund. For the year ended June 30, 2012, the Capital Value Fund did not pay a distribution.

The tax characterization of distributions for the fiscal years ended June 30, 2012 and 2011 was as follows:

Distributions paid from:	2012	2011

Ordinary Income	$-	$-
	$-	$-

Income Fund. For the fiscal year ended June 30, 2012, the Income Fund paid monthly distributions totaling $0.610 per share.

The tax characterization of distributions for fiscal years ended June 30, 2012 and 2011 was as follows:

Distributions paid from:	2012	2011
Ordinary Income	$3,282,175	$3,601,569
Return of Capital	50,649	189,312
	$3,332,824	$3,790,881

Dividend Growth Fund. For the fiscal year ended June 30, 2012, the Dividend Growth Fund paid quarterly income distributions totaling $0.200 per share.

The tax characterization of distributions for the fiscal years ended June 30, 2012 and 2011 was as follows:
Distributions paid from:	2012	2011

Ordinary Income	$171,284	$125,874
	$171,284	$125,874

IMS Family of Funds
Notes to the Financial Statements
June 30, 2012

NOTE 10. DISTRIBUTIONS TO SHAREHOLDERS – continued

As of June 30, 2012, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	Value	Income	Dividend Growth
	Fund	Fund	Fund

Undistributed ordinary income	$-	$-	$50,245
Accumulated capital and other losses	(11,225,322)	(38,381,693)	(3,068,563)
Net unrealized appreciation (depreciation)	(1,255,204)	(7,067,549)	(134,822)

	$(12,480,526)	$(45,449,242)	$(3,153,140)

As of June 30, 2012, the difference between book basis and tax basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales in the amount of $119,477, $25,638, and $17,337 for the Value Fund, Income Fund, and Dividend Growth Fund, respectively. The Dividend Growth Fund has a temporary book-tax difference from Passive Foreign Investment Companies in the amount of $45,540.

Under current law, capital losses and specified gains realized after October 31, and net investment losses realized after December 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes.

As of June 30, 2012, Accumulated capital and other losses consist of:

	Capital Loss	Post-October	Late Year
	Carryforwards	Capital Losses	Ordinary Losses

Value Fund	$9,924,467	$1,169,335	$131,520

Income Fund	38,381,693	-	-

Dividend Growth Fund	3,068,563	-	-

NOTE 11. CAPITAL LOSS CARRYFORWARDS

At June 30, 2012, for federal income tax purposes, the Funds have capital loss carryforwards, in the following amounts:

			Dividend Growth
	Value Fund	Income Fund	Fund
No expiration - short term	$5,551	$2,869,126	$-
Expires on June 30, 2016	-	1,678,970	-
Expires on June 30, 2017	-	7,045,965	-
Expires on June 30, 2018	9,918,916	24,109,306	3,068,563
Expires on June 30, 2019	-	2,678,326	-
	9,924,467	38,381,693	3,068,563

Capital loss carryforwards are available to offset future realized capital gains. To the extent that these carryforwards are used to offset future capital gains, it is probable that the amount offset will not be distributed to shareholders. Non-expiring carryforwards will be utilized prior to the utilization of carryforwards with expiration dates.

IMS Family of Funds
Notes to the Financial Statements
June 30, 2012

NOTE 12. RESTRICTED SECURITIES

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense, either upon demand by a fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid. The Funds will not incur any registration costs upon such resale. The Income Fund’s restricted securities are valued at the price provided by pricing service or dealers in the secondary market or, if no market prices are available, at the fair value price as determined by the Fund’s Advisor or pursuant to the Fund’s fair value policy.  The Income Fund has acquired securities, the sale of which is restricted under Rule 144A of the Securities Act of 1933.  It is possible that the fair value price may differ significantly from the amount that may ultimately be realized in the near term, and the difference could be material.

IMS Family of Funds
Notes to the Financial Statements
June 30, 2012

NOTE 12. RESTRICTED SECURITIES - continued

At June 30, 2012, the aggregate value of such securities amounted to $11,052,544 and value amounts to 32.48% of the net assets of the Income Fund.

			Shares or
	Acquisition		Principal	Amortized	Fair
	Date		Amount	Cost	Value
Bally Total Fitness Holding Corp., warrants, expires 9/01/2014	1/26/2007	(a)	1,106	$-	$-
Bally Total Fitness Holding Corp. - common stock	4/7/2006		459	-	-
Bridgemill Finance, LLC, 8.000%, 7/15/2017	7/12/2007		$1,200,000	1,200,000	768,000
Cash Store Financial Services, 11.500%, 01/31/2017	5/21/2012		$550,000	503,979	525,965
Ceagro Agricola Ltd., 10.750%, 5/16/2016	2/2/2011		$800,000	782,891	765,464
China Lumena New Materials Corp., 12.000%, 10/27/2014	4/12/2011	(b)	$850,000	867,850	739,500
Chukchanski Economic Development Authority, 9.750%, 05/30/2020	4/25/2011	(c)	$1,235,000	1,166,205	1,000,350
Clearwire Communications LLC, 12.000%, 12/01/2015	3/25/2010		$1,000,000	1,017,595	910,000
Credit Agricole SA, 8.375%, call date 10/13/2019	9/16/2010	(d)	$1,200,000	1,249,947	999,000
Eurofresh Holding Co., Inc., - preferred stock - Series A, 10.000%	7/20/2007	(e)	147	2,394,416	22,050
Eurofresh Holding Co., Inc. - common stock	7/20/2007	(e)	14,706	119,770	-
Grupo Posadas SAB de CV, 9.250%, 1/15/2015	5/17/2011	(f)	$740,000	732,785	658,600
International Lease Finance Corp., 7.125%, 09/01/2018	3/28/2012		$450,000	495,684	498,375
Newland International Properties Corp., 9.500%, 11/15/2014	6/3/2011		$700,000	655,956	371,000
NG Pipe Company LLC, 7.119%, 12/15/2017	6/4/2012		$350,000	337,860	351,750
O&G Leasing, LLC, 10.500%, 9/15/2013	4/4/2007	(g)	$1,530,000	1,512,436	1,132,200
Plaza Orlando Condo Association, Inc., 5.500%, 5/15/2031	8/30/2006		$252,000	252,000	134,064
Provincia de Buenos Aires, 9.625%, 4/18/2028	11/12/2010		$1,000,000	866,916	500,000
Thornton Drilling Co., 5.000%, 06/15/2018	12/7/2011		$773,141	773,141	633,976
UPM-KYMME Corp., 7.450%, 11/26/2027	3/24/2010		$1,100,000	923,619	1,042,250
				$15,853,050	$11,052,544

(a) Purchased on various dates beginning 1/26/2007.
(b) Purchased on various dates beginning 4/12/2011.
(c) Purchased on various dates beginning 4/25/2011.
(d) Purchased on various dates beginning 9/17/2010.
(e) Purchased on various dates beginning 7/20/2007.
(f) Purchased on various dates beginning 5/17/2011.
(g) Purchased on various dates beginning 4/04/2007.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
IMS Family of Funds
(Unified Series Trust)

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the IMS Family of Funds and the schedule of written options for the IMS Dividend Growth Fund, comprising the IMS Capital Value Fund, IMS Dividend Growth Fund, and IMS Strategic Income Fund, each a series of the Unified Series Trust (the “Funds”), as of June 30, 2012, and the related statements of operations for the year then ended, the statement of cash flows for the IMS Strategic Income Fund for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of June 30, 2012 by correspondence with the Funds’ custodian and broker or by other appropriate auditing procedures where replies from brokers were not received.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting the IMS Family of Funds, as of June 30, 2012, the results of their operations for the year then ended, the results of cash flows for the IMS Strategic Income Fund for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Westlake, Ohio
August 29, 2012

TRUSTEES AND OFFICERS - (Unaudited)

The Board of Trustees supervises the business activities of the Trust.  Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following tables provide information regarding the Trustees and Officers.

Independent Trustees
Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (Age – 64) Chairman of the Audit and Pricing Committees Independent Trustee, December 2002 to present
President and founder of Hippenstiel Investment Counsel LLC, a registered investment advisor, since November 2008;  Director, Vice President and Chief Investment Officer of Legacy Trust Company, N.A. from September 1991 to September 2008; Chairman of the investment committee for W.H. Donner Foundation and Donner Canadian Foundation from June 2005 to September 2011; Chairman of investment Committee for the Diana Davis Spencer Foundation since October 2011; Chairman and Founder, Constitution Education Foundation since February 2011.

Stephen A. Little (Age - 65) Chairman, December 2004 to present; Independent Trustee, December 2002 to present	President and founder of The Rose, Inc., a registered investment advisor, since April 1993.
Daniel J. Condon (Age - 61) Independent Trustee, December 2002 to present
CEO of Standard Steel, LLC since August 2011; Director Steel Wheels Acquisition Corp. since August 2011; Director Standard Steel, Inc. since August 2011; President and CEO of International Crankshaft Inc., an automotive supply manufacturing company, from 2004 to August 2011; Director International Crankshaft, Inc. since 2004; Chairman, SMI Crankshaft LLC, an automotive and truck supplier, from July 2010 to August 2011.

Ronald C. Tritschler (Age - 60) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006
Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director of First State Financial since 1998; Director, Vice President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989; Chairman, Bluegrass Tomorrow, nonprofit organization.

Kenneth G.Y. Grant (Age – 63) Independent Trustee, May 2008 to present
Senior Vice President and Chief Officer , Corporate Development for Global Trust Company since 2008, Advisors Charitable Gift Fund since May 2005,  Northeast Retirement Services, Inc. since February 2003 and Savings Banks Employees Retirement Association since February 2003; Director, Lift Up Africa since 2008; Chair Investment Committee since January 2011 and past Chair, Board of Directors of Massachusetts Council of Churches; Member, Presbytery of Boston, Presbyterian Church (U.S.A.) since June 1975.

  *   The address for each trustee is 2960 N. Meridian St., Suite 300, Indianapolis, IN  46208.
  ** The Trust currently consists of 24 series.

Interested Trustees & Officers
Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Nancy V. Kelly (Age - 56)*** Trustee, November 2007 to present
Executive Vice President of Huntington National Bank, the Trust’s custodian, since December 2001; Director, Greenlawn Cemetery since October 2007; Director, Directions for Youth and Families, a social service agency, since August 2006.

John C. Swhear (Age - 51) Interim President, March 2012 to present Senior Vice President, May 2007 to present
Vice President of Legal Administration and Compliance for Huntington Asset Services, Inc., the Trust’s administrator, since April 2007; Chief Compliance Officer and Vice President of Valued Advisers Trust since August 2008; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, since May 2007; Secretary of Huntington Funds since April 2010; President and Chief Executive Officer of Dreman Contrarian Funds, March 2010 to March 2011; Vice President and Acting Chief Executive Officer of Dreman Contrarian Funds, 2007 to March 2010; Employed in various positions with American United Life Insurance Company from June 1983 to April 2007, including:  Associate General Counsel, April 2007; Investment Adviser Chief Compliance Officer, June 2004 to April 2007; Assistant Secretary to the Board of Directors, December 2002 to April 2007 and Chief Compliance Officer of OneAmerica Funds, Inc., June 2004 to April 2007; Chief Counsel, OneAmerica Securities Inc., February 2007 to April 2007;  Secretary, OneAmerica Securities, Inc., December 2002 to April 2007.

Robert W. Silva (Age - 45) Treasurer and Chief Financial Officer, June 2011 to present
Senior Vice President, Fund Administration for Huntington Asset Services, Inc., the Trust’s administrator, since October 2011, Vice President from September 2010 to October 2011; Treasurer of Huntington Funds since November 2010; Chief  Financial Officer and Treasurer of The Huntington Strategy Shares since November 2010; Treasurer and Chief Financial Officer of Dreman Contrarian Funds since March 2011; Senior Vice President of Citi Fund Services Ohio, Inc. from September 2007 to September 2010; Assistant Vice President of Citizens Advisers, Inc. from May 2002 to August 2007.

Lynn E. Wood (Age - 65) Chief Compliance Officer, October 2004 to present	Chief Compliance Officer of Unified Series Trust, since October 2004.
Tara Pierson (Age - 36) Secretary, May 2010 to present
Employed by Huntington Asset Services, Inc., the Trust’s Administrator, since February, 2000; Assistant Secretary of Dividend Growth Trust from March 2006 to present. Assistant Secretary of the Trust from November 2008 to May 2010.

* The address for each trustees and officer is 2960 N. Meridian St., Suite 300, Indianapolis, IN  46208.
** The Trust currently consists of 24 series.
*** Ms. Kelly is deemed an interested trustee because she is an officer of an entity that is under common control with Unified Financial Securities, Inc., one of the Trust’s distributors.

OTHER INFORMATION

The Funds’ Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (800) 934-5550 to request a copy of the SAI or to make shareholder inquiries.

Management Agreement Renewals (Unaudited)

Factors Considered by the Trustees in Renewing the Management Agreement

IMS Capital Value Fund (“Value Fund”), IMS Dividend Growth Fund (“Dividend Growth Fund”), and IMS Strategic Income Fund (“Income Fund”) (collectively, the “Funds”), are series of the Unified Series Trust (the “Trust”).  The Trust’s Board of Trustees oversees the management of the Funds and, as required by law, determines annually whether to approve the continuance of each Fund’s management agreement with its investment adviser, IMS Capital Management, Inc (“IMS”).

The Board of Trustees, including the Trustees who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust or IMS, with the assistance of the Board’s Advisory Contract Renewal Committee consisting of all of the Trustees (the “Committee”), requests and evaluates all information that the Trustees deem reasonably necessary under the circumstances in connection with this annual contract review.

The Committee convened on May 8, 2012 via teleconference to consider whether to recommend that the full Board renew each Fund’s management agreement with IMS for an additional year.  All Trustees were present.  In advance of the Committee meeting, each Trustee received and reviewed the materials compiled by Huntington Asset Services, Inc., the Trust’s administrator (the “Administrator”).  The materials specifically provided to each Trustee in advance of the Committee meeting included the following information: (i) the Administrator’s letter requesting detailed information designed to assist the Trustees in their review pursuant to Section 15(c) of the Investment Company Act of 1940, as amended, and IMS’s response thereto; (ii) a description of factors considered by the Board in approving the management agreement from the prior year; (iii) current schedule of Fund investments; (iv) Administrator’s report comparing each Fund’s performance returns and advisory fee and total expense ratio to those of its benchmark and/or peer group, as applicable, for periods ended February 29, 2012; (v) IMS’s current Form ADV Parts 1 and 2; (vi) IMS’s financial statements and profitability report; (vii) IMS’s soft dollar report; (viii) the Trust’s Chief Compliance Officer’s (“CCO”) review of IMS’s compliance policies and procedures; (ix) and copies of the management agreement and, if applicable, expense cap agreement between each Fund and IMS.  After discussing the materials, the Committee contacted certain executives, portfolio managers and compliance personnel of IMS and conducted an interview led by the Chairman of the Audit Committee of the Board.

At the Trustees’ in-person meeting held on May 21, 2012, the Committee recommended, and the Trustees, including the Independent Trustees, unanimously approved, the continuance of each Fund’s management agreement with IMS for an additional year.  The Trustees’ approval of each Fund’s management agreement was based on a consideration of all the information provided to the Trustees, and was not the result of any single factor.  Some of the factors that figured particularly in the Trustees’ deliberations are listed below, although individual Trustees may have evaluated this information differently, ascribing different weights to various factors.

           (i)           The Nature, Extent and Quality of Services – The Board noted that IMS managed approximately $140 million in assets as of March 30, 2012.  The Board considered the responses of IMS as to the resources provided to the Funds, and considered the adequacy of such resources in light of the levels of each Fund’s assets and the nature of the investment advisory services provided to each Fund, and whether the resources are sufficient to achieve performance goals, compliance and other needs.  The Board determined that IMS’s resources appear adequate, and specifically noted that IMS provides an experienced lead portfolio manager to manage the Funds.  The Board additionally noted that IMS provides the support of various administrative and professional staff, including several business development personnel and a compliance officer.  The Board considered that IMS was not proposing any changes to the level of services provided to the Funds.  The Board considered that various compliance reports had been provided by IMS, and the Trust’s Administrator and CCO, to the Board throughout the year, and discussed IMS’ efforts in managing each Fund consistent with its investment policies and restrictions during the previous year.

           (ii)           Fund Performance – The Board considered each IMS Fund’s performance and reviewed other materials provided by IMS and the Administrator with respect to such performance as follows:

           IMS Capital Value Fund.  The Board noted that, although the Value Fund had underperformed its benchmark, the S&P 500, and peer group for the year ended February 29, 2012, it had outperformed its benchmark and the average return of its peer group over the longer-term ten-year period.  The Board also noted that the Fund’s year-to-date return through February 29, 2012 had exceeded the performance of most of its Morningstar category peers, as the Fund was ranked 3rd out of 262 funds in its Morningstar category of Mid Cap Blend funds.   The Board also noted that the Value Fund had received a two star rating from Morningstar.

           IMS Dividend Growth Fund.   The Board considered that for the one- and two-years ended February 29, 2012, the Growth Fund had outperformed its peer group, and it had outperformed its benchmark, the S&P 500 Index, for the two-year period.  IMS reported that the Growth Fund was in the top one-third of its Morningstar category of Large Cap Value based on its performance for the one-year period ended February 29, 2012, and that the Growth Fund had received a three star rating from Morningstar.

           IMS Strategic Income Fund.  The Board noted that, although the Income Fund had underperformed its benchmark, Barclays Capital Aggregate Bond Index, and its peer group average for the year ended February 29, 2012, it  had outperformed its peer group average and its benchmark over the longer term three-year period.  The Board considered that the Fund’s three month return had exceeded the performance of its Morningstar category peers and its benchmark index.  IMS reported that as of April 5, 2012, the Income Fund was ranked in the top 1% in its Morningstar category of Conservative Allocation based on its year-to-date return.   The Board noted that the Income Fund had received a three star rating from Morningstar.  Finally, the Board noted that the Fund had paid a consistent monthly dividend to shareholders during the past year.

           (iii)           Fee Rates and Profitability – The Board considered each Fund’s advisory fee as follows:

           IMS Capital Value Fund.  The Board noted that the advisory fee of 1.21% charged to the Value Fund by IMS was higher than its peer group’s average advisory fee, but within the range of fees charged by IMS to its comparable separate account clients.  IMS noted that its focus on mid cap value stocks requires additional time and attention to identify appropriate mid cap companies which may not be as widely covered by analysts as large cap stocks, and to evaluate their intrinsic value.

           IMS Dividend Growth Fund.  The Board noted that the advisory fee charged to the Growth Fund by IMS was 1.26%, but that the actual fee paid by the Fund (after fee waivers and expense reimbursements by IMS) was 0.55%.  The Board noted that IMS had agreed to cap the Growth Fund’s total expense ratio during the current year at 1.95% (with certain exceptions).  The Board requested that IMS agree to renew the Fund’s current expense cap which expires October 31, 2012, and the advisor stated that it was likely that it would do so, but that it wanted to review and analyze the expenses for the coming year and take this request under consideration.

           IMS Strategic Income Fund.  The Board noted that the advisory fee of 1.26% charged to the Income Fund by IMS was within the range of fees charged by IMS to its comparable separate account clients, and comparable to the average advisory fee paid by the Fund’s peer group.  The Trustees considered IMS’s explanation that its strategy requires additional time and expertise to evaluate high yield bonds in light of their higher risks, and to determine fair valuations for these bonds when necessary.

           General.  The Board considered other potential benefits that IMS may receive in connection with its management of the Funds. These benefits include third-party research obtained by soft dollars generated by certain mutual fund transactions, which may be used to benefit the Funds along with other advisory clients of IMS. The Board noted that IMS directs the Funds’ brokerage transactions to brokers who provide such research services.  However, the Board also noted that the Funds’ average commission rates are comparable to standard industry rates for similar size funds, and the Board considered IMS’s representation that the research services benefit all of its advisory clients, including the Funds.

           The Board noted that IMS reported that it had not profited from managing the Funds in 2011 as a result of the overhead and expenses incurred by IMS in managing each Fund, although the relationship would have generated a small profit to IMS if mutual fund platform fees paid by IMS on behalf of the Funds had been excluded from the profitability analysis.

           (iv)           Economies of Scale – In determining the reasonableness of the advisory fees, the Board also considered the extent to which economies of scale might be realized by IMS if the Funds grow larger, and the extent to which this is reflected in the advisory fees.  The Trustees concluded that it did not appear that IMS has begun to realize any significant economies of scale from managing the Funds, and noted that they would revisit the issue, including to consider the appropriateness of implementing fee breakpoints, as necessary.

           After reviewing all of the foregoing, and based upon all of the above-mentioned factors and their related conclusions, including the Committee’s recommendations, the Trustees, including all of the Independent Trustees, unanimously determined that the advisory fees paid by the Value Fund, Growth Fund and Income Fund are reasonable, based on the nature and quality of advisory services provided by IMS to the Funds, and unanimously voted to approve the continuation of each management agreement between the Trust and IMS on behalf of each IMS Fund.

PROXY VOTING

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted those proxies during the most recent twelve month period ended June 30, is available without charge upon request by (1) calling the Funds at (800) 934-5550 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES
Stephen A. Little, Chairman
Gary E. Hippenstiel
Daniel J. Condon
Ronald C. Tritschler
Nancy V. Kelly, Interested
Kenneth G.Y. Grant

OFFICERS
John C. Swhear, Interim President
Robert W. Silva, Chief Financial Officer and Treasurer
Lynn E. Wood, Chief Compliance Officer
Tara Pierson, Secretary

INVESTMENT ADVISOR
IMS Capital Management, Inc.
8995 S.E. Otty Road
Portland, OR 97086

DISTRIBUTOR
Foreside Distribution Services, LP
690 Taylor Rd. Ste. 150
Gahanna, OH 43230

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen Fund Audit Services, Ltd.
800 Westpoint Parkway, Suite 1100
Westlake, OH 44145

LEGAL COUNSEL
Thompson Coburn LLP
One US Bank Plaza
St. Louis, MO 63101

LEGAL COUNSEL TO THE INDEPENDENT TRUSTEES
Thompson Hine LLP
312 Walnut Street, 14th Floor
Cincinnati, OH 45202

CUSTODIAN
Huntington National Bank
41 South Street
Columbus, OH 43125

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT
Huntington Asset Services, Inc.
2960 North Meridian Street, Suite 300
Indianapolis, IN 46208

This report is intended only for the information of shareholders or those who have received the Funds’ prospectus which contains information about each Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Item 2. Code of Ethics.

(a)           As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)           For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)
Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)           Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)           Accountability for adherence to the code.

(c)           Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)           Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)           Posting:  We do not intend to post the Code of Ethics for the Officers or any amendments or waivers on a website.

(f)           Availability:  The Code of Ethics for the Officers can be obtained, free of charge by calling the toll free number for the appropriate Fund.

Item 3. Audit Committee Financial Expert.

(a)           The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert.  The committee members and the full Board considered a possibility of adding a member that would qualify as an expert. The audit committee determined that, although none of its members meet the technical definition of an audit committee expert, the committee has sufficient financial expertise to adequately perform its duties under the Audit Committee Charter without the addition of a qualified expert.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The IMS Funds:
FY 2012 FY 2011	$40,000 $40,000

(b)	Tax Fees
Registrant

The IMS Funds:
FY 2012 FY 2011	$7,500 $7,500

Nature of the fees:	Preparation of the 1120 RIC and Excise review

(c)	All Other Fees
Registrant

The IMS Funds:
FY 2012 FY 2011	$3,900 $900

Nature of the fees:	Fund Accounting system conversion testing.

(d)	(1)	Audit Committee’s Pre-Approval Policies

The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust's investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence;

(2)	Percentages of Services Approved by the Audit Committee

Registrant

Audit-Related Fees:                                           0%
Tax Fees:                                                              0%
All Other Fees:                                                    0%

(e)           During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(f)           The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant	Adviser
FY 2012	$ 0	$ 0
FY 2011	$ 0	$ 0

(g)           Not applicable.  The auditor performed no services for the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies.  NOT APPLICABLE – applies to listed companies only

Item 6.  Schedule of Investments.  Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.  NOT APPLICABLE – applies to closed-end funds only

Item 8.  Portfolio Managers of Closed-End Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.  NOT APPLICABLE – applies to closed-end funds only

Item 10.  Submission of Matters to a Vote of Security Holders.
The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.  Controls and Procedures.
(a)           Based on an evaluation of the registrant’s disclosure controls and procedures as of August 29, 2012 the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)           There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a) (1)           Code is filed herewith

(2)
Certifications  by the  registrant's  principal  executive  officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule  30a-2under the Investment  Company Act of 1940 are filed herewith.

     (3)           Not Applicable

(b)	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                      Unified Series Trust

By
/s/ John C. Swhear
John C. Swhear, Interim President

Date           8/29/2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By
/s/ John C. Swhear
John C. Swhear, Interim President

Date           8/29/2012

By
/s/ Robert W. Silva
Robert W. Silva, Treasurer

Date           8/29/2012